Exhibit 99.1

ARYA Sciences Acquisition Corp. Announces Annual General Meeting Teleconference Details

New York, NY, June 22, 2020 — ARYA Sciences Acquisition Corp. (“ARYA” or “the Company”) (NASDAQ: ARYA), today announced that, due to the public health and safety concerns related to the coronavirus (COVID-19) pandemic and recommendations and orders from federal and New York authorities, the annual general meeting of ARYA shareholders, which will be held on Monday, June 29, 2020 at 9:00 a.m., New York City Time (the “General Meeting”) will be held remotely by teleconference. The purpose of the General Meeting is to vote on certain proposals relating to the previously announced Business Combination Agreement, dated as of March 17, 2020 (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among ARYA, Immatics B.V., a Netherlands private limited liability company (“TopCo”), Immatics Biotechnologies GmbH, a German limited liability company (“Immatics”), Immatics Merger Sub 1, a Cayman Islands exempted company and Immatics Merger Sub 2, a Cayman Islands exempted company.

The general meeting will be accessible by dialing (855) 642-8677 (toll free - North America) or (862) 298-9486 (International) and entering passcode 1770784. Shareholders will be able to ask questions of ARYA management via the conference line.

General Information

All information about the General Meeting, including the definitive proxy statement, is available at www.cstproxy.com/aryasciencesacquisitioncorp/2020.

In connection with the Business Combination, TopCo has filed a definitive prospectus of TopCo and ARYA has filed a definitive proxy statement of ARYA. ARYA has mailed the definitive proxy statement/prospectus and other relevant documents to its shareholders. Investors and security holders of ARYA are advised to read the definitive proxy statement/prospectus in connection with ARYA’s solicitation of proxies for the General Meeting of shareholders, at which the Business Combination (and related matters) will be considered and voted upon, because the definitive proxy statement/prospectus contains important information about the Business Combination and the parties to the Business Combination. The definitive proxy statement/prospectus was mailed to shareholders of ARYA that hold their shares in “street name” as of May 29, 2020; shareholders that hold their shares in registered form are entitled to vote their shares held on the date of the meeting. Shareholders will also be able to obtain copies of the definitive proxy statement/prospectus, without charge, on the SEC website at www.sec.gov or by directing a request to: ARYA Sciences Acquisition Corp., 51 Astor Place, 10th Floor, New York, NY 10003.

Participants in the Solicitation

ARYA, Immatics, TopCo and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of ARYA’s shareholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of ARYA’s directors and officers and such information and names of Immatics’ and TopCo’s directors and executive officers the definitive proxy statement/prospectus, which was filed with the SEC on June 10, 2020.

About Arya

Arya is a blank check company newly incorporated as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities.

About Immatics

Immatics combines the discovery of true targets for cancer immunotherapies with the development of the right T cell receptors with the goal of enabling a robust and specific T cell response against these targets. This deep know-how is the foundation for our pipeline of Adoptive Cell Therapies and TCR Bispecifics as well as our partnerships with global leaders in the pharmaceutical industry. We are committed to delivering the power of T cells and to unlocking new avenues for patients in their fight against cancer.

Forward Looking Statements

Certain statements made herein are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding future events, the Business Combination, the estimated or anticipated future results and benefits of the combined company following the Business Combination, including the likelihood and ability of the parties to successfully consummate the Business Combination, future opportunities for the combined company, and other statements that are not historical facts. These statements are based on the current expectations of ARYA’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of ARYA and Immatics. These statements are subject to a number of risks and uncertainties regarding ARYA’s businesses and the Business Combination, and actual results may differ materially. These risks and uncertainties include, but are not limited to, general economic, political and business conditions; applicable taxes, inflation, interest rates and the regulatory environment; the outcome of judicial proceedings to which Immatics is or may become a party; the inability of the parties to consummate the Business Combination or the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; the outcome of any legal proceedings that may be instituted against the parties following the announcement of the Business Combination; the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the Business Combination; the risk that the approval of the shareholders of ARYA or Immatics for the potential transaction is not obtained; failure to realize the anticipated benefits of the Business Combination, including as a result of a delay in consummating the potential transaction or difficulty in integrating the businesses of ARYA and Immatics; the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; the ability of the combined company to grow and manage growth profitably and retain its key employees; the amount of redemption requests made by ARYA’s shareholders; the inability to obtain or maintain the listing of the post-acquisition company’s securities on Nasdaq following the Business Combination; costs related to the Business Combination; and those factors discussed in ARYA’s Annual Report on Form 10-K for the year ended December 31, 2019, which was filed with the SEC on March 6, 2020 under the heading “Risk Factors,” as updated from time to time by ARYA’s Quarterly Reports on

Form 10-Q and other documents of ARYA on file with the SEC or in the proxy statement that will be filed, or to be filed, with the SEC by ARYA. There may be additional risks that ARYA presently does not know or that ARYA currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements provide ARYA’s expectations, plans or forecasts of future events and views as of the date of this communication. ARYA anticipates that subsequent events and developments will cause ARYA’s assessments to change. However, while ARYA may elect to update these forward-looking statements at some point in the future, ARYA specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing ARYA’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Disclaimer

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Contact

Michael Altman

Chief Financial Officer of ARYA Sciences Acquisition Corp.

(646) 205-5300

ARYA@perceptivelife.com

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